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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2002
                                        -----------------

                         CARMAX AUTO OWNER TRUST 2002-1


             (Exact name of registrant as specified in its charter)


Delaware                         333-64036-01                   36-7385833
----------------                 ------------                  -------------
(State or other                  (Commission                   (IRS Employer
jurisdiction                      File No.)                 Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                 23060
-----------------------------------                                 -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 5            Other Events.
                  -------------
                  On November 15, 2002, the servicer for the CarMax Owner Trust 2002-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended October 31, 2002.

Item 7(c).        Exhibits.
                  ---------

                  The following is filed as an exhibit to this report under Exhibit 28:

                  CarMax Auto Owner Trust 2002-1 Statement to
                  Noteholders and Certificateholders for the collection period ended October 31, 2002.

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CARMAX AUTO OWNER TRUST 2002-1


                                         By:      CARMAX AUTO
                                                  SUPERSTORES, INC.,
                                                  as Servicer

                                         By:      /s/ Keith D. Browning
                                                  ---------------------
                                                  Keith Browning
                                                  Executive Vice President
                                                  and Chief Financial Officer


Date:  November 15, 2002